Exhibit 3.2.25

	DEAN HELLER	Articles of Incorporation (PURSUANT TO NRS 78)	Office Use Only [DATE STAMP]
Secretary of State
[SEAL]
101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775)684-5708

____________________________________________________________ Important: Read attached instructions before completing form.

1.	Name of Corporation:	Jayco Administration, Inc.

2.	Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	Joyce L. Ray, Ph.D.
Name
		3418 Costa Verde	Las Vegas	NEVADA 89146
		Street Address	City	Zip Code

3.	Shares: (No. of shares corporation authorized to issue)	Number of shares with par value: 2500. Par value: 10. –	Number of shares without par value:

4.	Governing Board: (Check one)	Shall be styled as 2 Directors or – Trustees

	Names, Addresses, Number of Board of Directors/Trustees:	The First Board of Directors/Trustees shall consist of 2 members whose names and addresses are as follows:
		Joyce L. Ray, Ph.D.	Ruth Kane
		Name	Name
		3418 Costa Verde Las Vegas 89146	P. O. Box 8175	Anaheim CA 92812
		Address City, State Zip	Address	City, State Zip

5.	Purpose: (Optional-See Instructions)	The purpose of this Corporation shall be:
Medical Administration

6.	Other Matters: (See instructions)	Number of additional pages attached: –

7.	Names, Addresses and Signatures of Incorporators: (Signatures must be notarized) Attach additional pages if there are more than 2 incorporators	Joyce L. Ray, Ph.D.	Ruth Kane
		Name	Name
		3418 Costa Verde Las Vegas NV 89146	P. O. Box 8175	Anaheim CA 92812
		Address City, State Zip	Address	City, State Zip
		/s/ Joyce L. Ray, Ph.D.	/s/ Ruth Kane
		Signature	Signature

	Notary:	This instrument was acknowledged before me on	This instrument was acknowledged before me on

		by		by

		Name of person	Name of person

		As incorporator	As incorporator

		of ___________________________	of ___________________________
		(Name of party on behalf of whom instrument executed)	(Name of party on behalf of whom instrument executed)

		Notary Public Signature	Notary Public Signature

[Date Stamp]

		(affix notary stamp or seal)	(affix notary stamp or seal)

8.	Certificate of Acceptance of Appointment of Resident Agent:	I, Joyce L. Ray, Ph.D. hereby accept appointment as Resident Agent for the above named corporation.
		/s/ Joyce L. Ray, Ph.D.	2-10-2000
		Signature of Resident Agent	Date

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State Form CORPART1999.01 Revised on: 02/12/99

INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF:	FILE NUMBER

JAYCO Administration, Inc.	2/10/2000	3699-00
(Name of Incorporation)	(Incorporation Date)

A Nevada CORPORATION	FOR THE FILING PERIOD 2/10/00 TO 1/31/01

The Corporation’s duly appointed Resident Agent in the State of Nevada upon whom process can be served is:

JAYCO Administration, Inc. c/o Joyce L. Ray, Ph.D. 3418 Costa Verde Las Vegas, NV 89146	FOR OFFICE USE ONLY FILED (DATE)

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1.	Print or type names and addresses, either residence or business, for all officers and directors. A president, secretary, treasurer and at least one director must be named.

2.	Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED.

3.	Return the completed form with the $85.00 filing fee. A $15.00 penalty must be added for failure to file this form by the 1st day of the 2nd month following incorporation date.

4.	Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business per NRS 78.155. If you need the below attachment file stamped, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.

5.	Return the completed form to: Secretary of State, 101 North Carson Street, Suite 3, Carson City, NV 89701-4786, (775) 684-5708.

FILING FEE: $85.000 LATE PENALTY: $15.00

THIS FORM MUST BE FILED BY THE 1st DAY OF THE 2nd MONTH FOLLOWING INCORPORATION DATE

NAME			TITLE(S)
	Joyce L. Ray, Ph.D.		PRESIDENT

P.O. BOX		STREET ADDRESS	CITY	ST		ZIP

		3418 Costa Verde	Las Vegas		NV	89146

NAME			TITLE(S)
	Ruth Kane		SECRETARY

P.O. BOX		STREET ADDRESS	CITY	ST		ZIP

		6506 Hightree Lane	Orange		CA	92867

NAME			TITLE(S)
	Ruth Kane		TREASURER

P.O. BOX		STREET ADDRESS	CITY	ST		ZIP

		6506 Hightree Lane	Orange		CA	92867

NAME			TITLE(S)
	Joyce L. Ray, Ph.D.		DIRECTOR

P.O. BOX		STREET ADDRESS	CITY	ST		ZIP

		3418 Costa Verde	Las Vegas		NV	89146

NAME			TITLE(S)
	Ruth Kane		DIRECTOR

P.O. BOX		STREET ADDRESS	CITY	ST		ZIP

		6506 Hightree Lane	Orange		CA	92867

NAME			TITLE(S)
DIRECTOR

P.O. BOX		STREET ADDRESS

			CITY	ST		ZIP

I hereby certify this initial list.

X Signature of officer

/s/ Joyce L. Ray, Ph.D.	Title(s)	Date

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:
JAYCO ADMINISTRATION, INC.	FILE NUMBER
3699-2000
FOR THE PERIOD FEB 2001 TO 2002, DUE BY FEB 28, 2001.

The Corporation’s duly appointed resident agent in the
State of Nevada upon whom process an be served is:		FOR OFFICE USE ONLY
FILED (DATE)
RA# 104495

JOYCE L RAY PHD

3418 COSTA VERDE
LAS VEGAS, NV 89146

☐	IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1.	Include the names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer and all Directors must be named There must be at least one director. Last year’s information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.

2.	If there are additional directors, attach a list of them to this form.

3.	Return the completed form with the $85.00 filing fee. A $15 penalty must be added for failure to file this form by the deadline. An annual list received more than 60 days before its due date shall be deemed an amended list for the previous year.

4.	Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. If you need the below attachment file stamped, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.

5.	Return the completed form to: Secretary of State, 101 North Carson Street, Suite #3, Carson City, NV 89701-4786. (775) 684-5708.

FILING FEE: $85.00                  PENALTY: $15.00

NAME		TITLE(S)
PRESIDENT
JOYCE L RAY PH D

P.O. BOX	STREET ADDRESS		CITY	ST.	ZIP
	3418 COSTA VERDE		LAS VEGAS	NV	89146
NAME		TITLE(S)
SECRETARY
RUTH KANE
P.O. BOX	STREET ADDRESS		CITY	ST.	ZIP
	6506 HIGHTREE LN		ORANGE	CA	92867
NAME		TITLE(S)
TREASURER
RUTH KANE

P.O. BOX	STREET ADDRESS		CITY	ST.	ZIP
	6506 HIGHTREE LN		ORANGE	CA	92867
NAME		TITLE(S)
DIRECTOR

P.O. BOX	STREET ADDRESS		CITY	ST.	ZIP

NAME		TITLE(S)
DIRECTOR

P.O. BOX	STREET ADDRESS		CITY	ST.	ZIP

I hereby certify this initial list.

X Signature of officer

/s/ Joyce L. Ray, Ph.D.	Date	2/5/01

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:
JAYCO ADMINISTRATION, INC.	FILE NUMBER
3699-2000
FOR THE PERIOD FEB 2002 TO 2003. DUE BY FEB 28, 2002.

The Corporation’s duly appointed resident agent in the
State of Nevada upon whom process an be served is:		FOR OFFICE USE ONLY
FILED (DATE)
RA# 104495

JOYCE L RAY PHD

3418 COSTA VERDE
LAS VEGAS, NV 89146

☐	IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1.	Include the names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer and all Directors must be named There must be at least one director. Last year’s information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.

2.	If there are additional directors, attach a list of them to this form.

3.	Return the completed form with the $85.00 filing fee. A $50 penalty must be added for failure to file this form by the deadline. An annual list received more than 60 days before its due date shall be deemed an amended list for the previous year.

4.	Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. If you need the below attachment file stamped, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $20.00 and appropriate instructions.

5.	Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201. (775) 684-5708.

FILING FEE: $85.00                  PENALTY: $50..00

NAME		TITLE(S)
PRESIDENT
JOYCE L RAY PH D

P.O. BOX	STREET ADDRESS		CITY	ST.	ZIP
	3418 COSTA VERDE		LAS VEGAS	NV	89146
NAME		TITLE(S)
SECRETARY
RUTH KANE
P.O. BOX	STREET ADDRESS		CITY	ST.	ZIP
	6506 HIGHTREE LN		ORANGE	CA	92867
NAME		TITLE(S)
TREASURER
RUTH KANE

P.O. BOX	STREET ADDRESS		CITY	ST.	ZIP
	6506 HIGHTREE LN		ORANGE	CA	92867
NAME		TITLE(S)
/s/ Joyce Ray		DIRECTOR

P.O. BOX	STREET ADDRESS		CITY	ST.	ZIP
	4398 Bella Casada		Las Vegas	NV	89135

NAME		TITLE(S)
DIRECTOR

P.O. BOX	STREET ADDRESS		CITY	ST.	ZIP

I hereby certify this initial list.

X Signature of officer

/s/ Joyce L. Ray	Date	12/20/01

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF	FILE NUMBER

JAYCO ADMINISTRATION, INC.	C3699-2000
(Name of Corporation)

A NEVADA CORPORATION	FOR THE FILING PERIOD 2/03 TO 2/04
(State of Incorporation)

Office Use Only

The corporation’s duly appointed resident agent in the State of Nevada upon whom process can be served is:

[DATE STAMP]

IF AGENT INFORMATION HAS CHANGED, PLEASE SEE ATTACHED INSTRUCTIONS ON HOW TO OBTAIN THE APPROPRIATE FORM.

Important: Read instructions before completing and returning this form.

1.	Print or type names and addresses, either residence or business, for all officers and directors. A president, secretary, treasurer and at least one director must be named. Have an officer sign the form FORM WILL BE RETURNED IF UNSIGNED
2.	If there are additional directors attach a list of them to this form.
3.	Return the completed form with the $85.00 filing fee. A $50.00 penalty must be added for failure to file this form by the last day of the anniversary month of the incorporation/initial registration with this office.
4.	Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. If you need a receipt, return page 2 certificate and ENCLOSE A SELF-ADDRESSED STAMPED ENVELOPE. To receive a certified copy, endorse a copy of this completed form, an additional $20.00 and appropriate instructions.
5.	Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.

FILING FEE: $85.00                  LATE PENALTY: $50.00

NAME	PHILIP L. HERSCHMAN	TITLE(S)	PRESIDENT

	105 N. BASCOM AVE, SECOND FLOOR,	SAN JOSE	CA		95128
POBOX	STREET ADDRESS	CITY		ST	ZIP

NAME	KEVIN HOGGE	TITLE(S)	SECRETARY

	105 N. BASCOM AVE, SECOND FLOOR,	SAN JOSE	CA		95128
POBOX	STREET ADDRESS	CITY		ST	ZIP

NAME	KEVIN HOGGE	TITLE(S)	TREASURER

	105 N. BASCOM AVE, SECOND FLOOR,	SAN JOSE	CA		95128
POBOX	STREET ADDRESS	CITY		ST	ZIP

NAME	BARRY KARLIN	TITLE(S)	DIRECTOR

	105 N. BASCOM AVE, SECOND FLOOR,	SAN JOSE	CA		95128
POBOX	STREET ADDRESS	CITY		ST	ZIP

NAME		TITLE(S)	DIRECTOR
POBOX	STREET ADDRESS	CITY		ST	ZIP

NAME		TITLE(S)	DIRECTOR
POBOX	STREET ADDRESS	CITY		ST	ZIP

I declare, to the best of my knowledge, under penalty of perjury, that the above mentioned entity has complied with the provisions of chapter 364A of NRS.

X Signature of officer	/s/Illegible	Title(s)	President	Date	8-25-03

[SEAL]	DEAN HELLER

Secretary of State

202 North Carson Street

Carson City, Nevada 89701-4201

(775) 684-5708

Website: secretaryofstate.biz	FILED # __________________________

Certificate of Change of Resident Agent and/or Location of Registered Office	[DATE STAMP] IN THE OFFICE OF /s/ illegible DEAN HELLER, SECRETARY OF STTE

General instructions for this form:

1.	Please print legibly or type; Black Ink Only.
2.	Complete all fields.
3.	The physical Nevada address of the resident agent must be set forth;

PMB’s are not acceptable.	ABOVE SPACE IS FOR OFFICE USE ONLY
4.	Ensure that document is signed in signature fields.
5.	Include the filing fee of $60.00.

Jayco Administration, Inc.		C3699-2000
Name of Entity		File Number

The change below is effective upon the filing of this document with the Secretary of state.

Reason for change: (check one) ☒ Change of Resident Agent Change of Location of Registered Office

The former resident agent and/or location of the registered office was:

Resident Agent:	JOYCE L. RAY, PH.D

Street No.:	3418 COSTA VERDE

City, State, Zip:	LAS VEGAS, NV 89146

The resident agent and/or location of the registered office is changed to:

Resident Agent:	CSC Services of Nevada, Inc.	62865

Street No.:	502 East John Street

City, State, Zip:	Carson City, NV 89706

Optional Mailing Address:	__________________________________________

NOTE:	For an entity to file this certificate, the signature of one officer is required.
X/s/ Illegible Secretary
Signature/Title

Certficate of Acceptance of Appointment by Resident Agent:

I hereby accept the appointment as Resident Agent for the above-named business entity.

CSC Services of Nevada, Inc.

X By: /s/ illegible	11-23-04
Authorized Signature of R.A. or On Behalf of R.A. Company	Date

This form must be accompanied by appropriate fees. See attached for schedule.	Nevada Secretary of State RA Change 2003
Revised on: 11/19/03

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF	FILE NUMBER

Jayco Administration, Inc.	C3699-2000
(Name of Corporation)

FOR THE FILING PERIOD OF Feb 2004 TO Feb 2005

The corporation’s duly appointed resident agent in the State of Nevada upon whom process can be served is

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION	[Date Stamp] [FILED DEC – 2 2004 IN THE OFFICE OF /s/ Dean Heller DEAN HELLER, SECRETARY OF STATE]
Important: Read instructions before completing and returning this form	THE ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2.	If there are additional directors attach a list of them to this form.
3.	Return the completed to with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4.	Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NIRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5.	Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6.	Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE
☐ This corporation is a publicly traded corporation. The Central Index Key number is:
☐ This publicly traded corporation is not required to have a Central Index Key Number

NAME Philip L. Herschman ADDRESS 105 N BASCOM AVE 2ND FL	TITLE(S) PRESIDENT (OR EQUIVALENT OF)
	CITY	St	Zip
	San Jose	CA	95128

NAME: Kevin Hogge ADDRESS 105 N BASCOM AVE 2ND FL	TITLE(S)
	SECRETARY (OR EQUIVALENT OF)
	CITY	St	Zip

	San Jose	CA	95128

NAME: Kevin Hogge ADDRESS 105 N BASCOM AVE 2ND FL	TITLE(S)
	TREASURER (OR EQUIVALENT OF)
	CITY	St	Zip
	San Jose	CA	95128

NAME: Kathleen Sylvia, Philip L. Herschman and Kevin Hogge ADDRESS 105 N BASCOM AVE 2ND FL	TITLE(S)
	DIRECTOR
	CITY	St	Zip
	San Jose	CA	95128

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.3330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer /s/ Kevin Hogge	Title Secretary	Date 11/22/04

Nevada Secretary of State form ANNUAL LIST-PROFIT 2003

Revised on: 09/24/03

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:	FILE NUMBER
JAYCO ADMINISTRATION, INC.
3699-2000
FOR THE PERIOD FEB 2005 TO 2006. DUE BY FEB 28, 2005.

The Corporation’s duly appointed resident agent in the State of Nevada upon whom process can be served is:

RA# 62865 CSC SERVICES OF NEVADA INC 502 E JOHN ST RM E CARSON CITY NV 89706	FOR OFFICE USE ONLY FILED Entity # C3699-2000 FILING Document Number: 20050002307-69 Date Filed: 2/8/2005 7:59:47 AM In the office of /s/ Dean Heller Dean Heller Secretary of State

☐	IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1.	Include the names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer or equivalent of and all Directors must be named There must be at least one director. Last year’s information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2.	If there are additional directors, attach a list of them to this form.
3.	Return the completed form with the filing fee shown above. A $75 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4.	Make your check payable to the Secretary of State. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5.	Return the completed form to: Secretary of State, 202 N. Carson St., Carson City, NV 89701-4201. (775) 684-5708.
6.	Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE – AS SHOWN ABOVE PENALTY: $75.00

Check all that apply:
☐ This corporation is a publicly-traded corporation. If so, Central Index Key number is:
☐ This publicly-traded corporation is not required to have a Central Index Key number.

NAME			TITLE(S) PRESIDENT (OR EQUIVALENT OF)
PHILIP L. HERSCHMAN
P.O. BOX	ADDRESS	CITY	ST.	ZIP
	105 N BASCOM AVE 2ND FL	SAN JOSE	CA	95128
NAME			TITLE(S) SECRETARY (OR EQUIVALENT OF)
KEVIN HOGGE
P.O. BOX	ADDRESS	CITY	ST.	ZIP
	105 N BASCOM AVE 2ND FL	SAN JOSE	CA	95128
NAME			TITLE(S) TREASURER (OR EQUIVALENT OF)
KEVIN HOGGE
P.O. BOX	ADDRESS	CITY	ST.	ZIP
	105 N BASCOM AVE 2ND FL	SAN JOSE	CA	95128
NAME			TITLE(S) DIRECTOR

P.O. BOX	ADDRESS	CITY	ST.	ZIP

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

/s/ Illegible	1/17/05
x Signature of Officer	Date	01CSSA5
(Rev 09/03)

[SEAL] DEAN HELLER Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: secretaryofstate.biz	Entity # C3699-2000 Document Number: 20050152088-71

Certificate of Change of Resident Agent and/or Location of Registered Office	Date Filed: 4/27/2005 5:31:49 PM In the office of /s/ Dean Heller Dean Heller Secretary of State

General instructions for this form:

1.      Please print legibly or type; Black Ink Only.

2.      Complete all fields.

3.      The physical Nevada address of the resident agent must be set forth;

PMB’s are not acceptable.

4.      Ensure that document is signed in signature fields.

5.      Include the filing fee of $60.00.

ABOVE SPACE IS FOR OFFICE USE ONLY

JAYCO ADMINISTRATION, INC.	C3699-2000
Name of Entity	File Number

The change below is effective upon the filing of this document with the Secretary of State.

Reason for change: (check one) ☒ Change of Resident Agent ☐ Change of Location of Registered Office

The former resident agent and/or location of the registered office was:

Resident Agent:	CSC Services of Nevada, Inc.

Street No.:	502 East John Street, Room E

City, State, Zip:	Carson City, NV 89706

The resident agent and/or location of the registered office is changed to:

Resident Agent:	National Registered Agents, Inc. of NV

Street No.:	1000 East William Street, Suite 204

City, State, Zip:	Carson City, NV 89701

Optional Mailing Address:

NOTE:	For an entity to file this certificate, the signature of one officer is required.

X /s/ Pamela B. Burke Pamela Burke, Secretary

Signature/Title

Certificate of Acceptance of Appointment by Resident Agent:

I hereby accept the appointment as Resident Agent for the above-named business entity.

National Registered Agents, Inc. of NV

X /s/ Paul J. Hagan	4/21/2005
On behalf of R.A.Company	Date

Paul J. Hagan, Assistant Secretary
This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State RA Change 2003
Revised on: 11/19/03